Other income	6 Months Ended
Jun. 30, 2019
Other income [abstract]
Other income
13 Other income

Other income
	1 January to 30 June
6 month period	2019	2018
Share of result from associates and joint ventures	19	48
Result on disposal of group companies	117
Other	160	103
	296	151

In the first six months of 2019, Other income of EUR 296 million (In the first six months of 2018: EUR 151 million) is mainly impacted by the sale of ING’s stake in Kotak Mahindra Bank during 1Q 2019. ING Mauritius is in the process of being liquidated and consequently, the release of the currency translation reserve (CTA) resulted in a one-off gain of EUR 119 million.

Other, mainly consists of a positive result related to the recognition of a EUR 79 million receivable related to the insolvency of a financial institution.